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                                                                   EXHIBIT (99a)
                                                                   -------------

                 REGULATION D SECURITIES SUBSCRIPTION AGREEMENT
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                 REGULATION D SECURITIES SUBSCRIPTION AGREEMENT

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D ("REGULATIONS") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Regulation D Securities Subscription Agreement (the "Agreement" or the "Subscription Agreement") is executed by the undersigned, Clark Partners III, L.P. (the "Subscriber"), in connection with the offer by GOLF-TECHNOLOGY HOLDING, INC., an Idaho corporation (the "Company") and subscription by the Subscriber for (i) shares of convertible preferred stock Series C (the "Preferred Stock") with an aggregate face amount of $2,625,000 (U.S.) (2,625 shares with a face amount of $1,000 (U.S.) per share), and (ii) warrants (the "Warrants") to purchase 262,500 shares of the common stock of the Company (the "Common Stock"), $.00l (U.S.) par value, at a purchase price of $3.00 (US) per share, all at the aggregate purchase price of One Million, Seven Hundred Fifty Thousand Dollars ($1,750,000) (U.S.) (the "Purchase Price"). The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock, are set forth in the Certificate of Designation of Series C Preferred Stock attached hereto as Exhibit A (the
                                                           ---------
"Certificate of Designation"). The Terms and provision of the Warrants, including the terms on which the Warrants may be converted into Common Stock, are set forth in the Warrant to Purchase Common Stock (the "Warrant Agreement") attached hereto as Exhibit B. The (i) Preferred Stock and (ii) Warrants issued
                   ---------
pursuant to this Agreement, and (iii) the shares of Common Stock issuable upon conversion of the Preferred Stock and Warrants (the "Converted Shares") are sometimes referred to herein as the "Securities." The solicitation of this Subscription and, if accepted by the Company, the offer and sale of the Securities, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Subscriber wishes to subscribe for the Securities in accordance with the terms and conditions of the Certificate of Designation, the Warrant Agreement and this Agreement. It is agreed as follows:
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1.   Offer to Subscribe; Purchase Price

     The Subscriber hereby offers to purchase and subscribe for the number of Securities, and at the Purchase Price, set out in Sections 14 and 15 of this Agreement. The closing (the "Closing") shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent, against the Company's delivery of (i) certificates representing the Preferred Stock and (ii) the Warrant Agreement. If the Closing does not occur, the funds of the Subscriber shall be returned from escrow. The payment of the Adjusted Purchase Price (as defined below) shall be made by delivering same day funds in United States Dollars.

2. Representations; Access to Information; Independent Information; Independent Investigation

     The Subscriber represents and warrants to and covenants with the Company as follows:

     2.1  Organization. Good Standing and Qualification. The Subscriber is a
          ---------------------------------------------
          limited partnership duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Subscriber is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole.

     2.2  Independent Investigation.  The Subscriber, in offering to subscribe
          -------------------------
          for the Securities hereunder, has relied upon an independent investigation made by it and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. The Subscriber will keep confidential all non-public information regarding the Company that the Subscriber receives from the Company. In making its investment decision to purchase the Securities, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.
                                                 ---------

                                       2
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     2.3  Economic Risk.  The Subscriber understands and acknowledges that an
          -------------
          investment in the Securities involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Securities for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities to be received by the Subscriber. Further, the Subscriber has no present need for liquidity in such Securities; the Subscriber can afford a complete loss of such investment in the Securities; and the Subscriber is willing to accept such investment risks.

     2.4  No Government Recommendation or Approval. The Subscriber understands
          ----------------------------------------
          that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

     2.5  Reliance on Representation.   This Agreement is made by the Company
          --------------------------
          with the Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which by the Subscriber's execution of this Agreement the Subscriber hereby confirms.

     2.6  No Registration.  Subscriber understands that the Securities have not
          ---------------
          been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Common Stock issuable upon conversion of the Securities do, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto (the "Registration Rights Agreement").

     2.7  No Public Solicitation.  Subscriber knows of no public solicitation or
          ----------------------
          advertisement of an offer in connection with the proposed issuance and sale of the Securities.

     2.8  Investment Intent. Subscriber is acquiring the Securities to be issued
          -----------------
          and sold hereunder (and the and Common Stock issuable upon conversion of the Securities) for the Subscriber's own account. Subscriber is acquiring such Securities pursuant to this Agreement for investment and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless the sale of such Securities is registered pursuant to the Act, or an exemption from such registration is available, and that except as set forth in the Registration Rights Agreement, the Company has no present intention of registering any such sale of the Securities. Subscriber

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

          represents and warrants to the Company that it has no present plan or intention of selling any of the Securities, has made no predetermined arrangements to sell any of the Securities other than as provided in the Registration Rights Agreement and that the offering by the Company of its securities to the Subscriber, as contemplated in this Subscription Agreement (the "Offering"), together with any subsequent resale of the Securities, is not part of a plan or scheme to evade the registration provisions of the Act. Subscriber understands that public resale of the Common Stock issuable upon conversion of the Preferred Stock will not be permissible, absent registration, until the two year holding period of Rule 144 has passed and then only in compliance with Rule 144 and that the exercise of the Warrants will commence a two year holding period with respect to Common Stock issuable upon exercise of the Warrants unless "tacking" under Rule 144 is permissible.

     2.9  No Sale in Violation of the Act. Subscriber further covenants that
          -------------------------------
          Subscriber will not make any sale, transfer or other disposition of any of the Securities or Common Stock issuable upon conversion of the Securities in violation of the Act (including Regulation D), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

     2.10 Incorporation and Authority.  Subscriber has the full power and
          ---------------------------
          authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

     2.11 No Reliance on Tax Advice. Subscriber has reviewed with Subscriber's
          -------------------------
          own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.12 Independent Legal Advice. Subscriber acknowledges that Subscriber has
          ------------------------
          had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in Section 7.6 herein. Subscriber acknowledges that the law firm of Pryor, Cashman, Sherman & Flynn,

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

          which is acting as escrow agent in connection with this transaction, is the legal counsel to Subscriber and has not provided legal advice to Subscriber.

     2.13 Compliance with Applicable Law. The Subscriber understands and agrees
          ------------------------------
          that Subscriber shall not sell, assign, transfer, pledge or otherwise dispose of any of the Shares except in compliance with all conditions on transfer imposed by the Certificate of Incorporation of the Company, the Act and "Blue Sky" or securities laws of any state. If Subscriber becomes subject to Section 13(d) of the Exchange Act, Subscriber will duly file the required Schedule thereunder.

     2.14 Not an Affiliate. Subscriber is not an officer, director or
          ----------------
          "affiliate" (as that term is defined in Rule 405 of the Act) of the Company, except that Kevin Moore, a Vice President of Ninth Floor Corp., the general partner of the Subscriber, is a director of the Company.

     2.15 No Inquiries. Subscriber has not been the subject of a regulatory
          ------------
          inquiry by the Commission.

3.   Resales

     Subscriber acknowledges and agrees that the Securities and Common Stock issuable upon conversion of the Securities may and will only be resold (a) in compliance with Regulation D (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.

4.   Legends; Subsequent Transfer of Securities

     4.1  Legends.  (a) The certificate(s) representing the Preferred Stock
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          shall bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. The certificates representing the Common Stock issuable upon conversion of the Preferred Stock or issued upon exercise of the Warrants shall bear the legend set forth in the second paragraph below.

               "A full statement of the designations, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued by the Corporation, including Preferred Stock issuable in classes and in one or more series within a class (and the authority of Board of Directors to determine variations for such classes and series of Preferred Stock), will be furnished by the Corporation to any Shareholder upon request and without charge.

               These securities and the securities issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a holder hereof first having obtained the written opinion of counsel to the Corporation, or other counsel acceptable to the Corporation, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "Blue Sky" or similar securities law."

     (b) The Warrant Agreement shall bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law.


               "THIS WARRANT AND THE SECURITES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE "ACT")."

     4.2  Transfers.  Subject to receipt of a legal opinion from legal counsel
          ---------
          to the Company, the Company agrees, and shall instruct its agents, that the Securities may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the applicable holding period as determined in accordance with the Act (the "Applicable Holding Period"), without (a) any further restriction on transfer (provided the transfer is made in compliance with the Act) or (b) the entry of a "stop transfer" order against such Securities, and the Securities delivered to the transferee shall not bear a legend. The Company may place a stop transfer order on any Common Stock issued upon conversion of Securities during the Applicable Holding Period for the duration of the Applicable Holding Period. Upon election by the Subscriber to convert the Preferred Stock into shares of Common Stock or exercise the Warrants, the Subscriber shall deliver to the Company a duly completed Notice of Conversion or Exercise (a "Notice") in the form attached to this Agreement as Exhibit D.
                                                              ---------

5.  Company Covenants

   5.1    Restrictions on Additional Issuances.  The Company will not issue any
          ------------------------------------
          debt or equity securities for cash in public or private capital raising transactions for a period of six (6) months after the Closing, without the prior written consent of the Subscriber; provided, however, the requirement for Subscriber's prior written consent shall not apply to: (i) the issuance of securities pursuant to the exercise of options or warrants issued and outstanding on the date hereof; (ii) any transaction involving the Company's arrangements, now or in the future, with commercial banks or other lending institutions, subject to the limitations set for in Section 5.3; (iii) issuances of securities pursuant to the acquisition of another corporation by

          Company by merger, purchase of substantially all of the assets or the other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation following such transaction; (iv) any acquisition or disposition of a product or a license by the Company on the condition that such issuance is approved by the Board of Directors of the Company; (v) the issuance of securities upon exercise or conversion of the Company's Series A, Series B or Series C Preferred Stock outstanding on the date of the Closing; or (vi) the concurrent issuance of Preferred Stock pursuant to a Regulation S Subscription Agreement (collectively, the "Permitted Issuances"). The Company additionally agrees not to issue, except as dividends upon outstanding shares of Series A, Series B or Series C Preferred Stock, any shares of Series A, Series B or Series C Preferred Stock at any time subsequent to the Closing, and agrees that issuances of Series A, Series B or Series C Preferred Stock subsequent to the Closing shall not constitute Permitted Issuances.

     5.2  Right of First Refusal. The Company hereby grants to the Subscriber
          ----------------------
          the right of first refusal to purchase all (or any part) of New Securities (as defined in this Section) that the Company may, from time to time, propose to sell and issue. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said capital stock, and debt or equity securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that the term "New Securities" does not include Permitted Issuances. In the event that the Company proposes to undertake an issuance of New Securities, it shall give the Subscriber written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. The Subscriber shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase all or less than all of the New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If the Subscriber fails to exercise in full the right of first refusal within such fifteen (15) day period, the Company shall have sixty (60) days thereafter to sell the New Securities respecting which the Subscriber's rights were not exercised at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event that the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Subscriber in the manner provided above. The right of first refusal granted under this Section shall terminate upon the earlier of: (i) the date three (3) years from the date hereof; or (ii) the date upon which the Subscriber ceases to own any securities: (a) purchased in the Offering; (b) issued with respect to or upon conversion of securities purchased in the Offering; or (c) purchased pursuant to the right of first refusal granted under this Section.

     5.3  Additional Covenants.  The Company hereby covenants to the Subscriber,
          --------------------
          so long as the Subscriber owns in excess of a majority of the Preferred Stock (or Common Stock issuable upon conversion of the Preferred Stock) which the Subscriber is purchasing pursuant to this Agreement (or until such other time as specified below), that:

               (i) the Subscriber shall have the discretion to name the President of the Company, subject to approval of such action of the Subscriber by the Board of Directors of the Company; provided, however, the terms of this covenant shall terminate on the earlier of the following to occur (a) the date which is two (2) years from the date of this Agreement, or (b) in the event that the Subscriber ceases to own a majority of the Preferred Stock (or Common Stock issuable upon conversion of the Preferred Stock) which the Subscriber is purchasing pursuant to this Agreement;

               (ii) the Company shall provide the Subscriber with a monthly statement which shall outline actual financial performance versus budgeted financial performance for the prior month and on a year to date basis;

               (iii) the Company shall not incur additional indebtedness in excess of $250,000, without the prior written consent of the Subscriber;

               (iv) the Company shall not issue additional shares of convertible preferred stock or convertible debentures without the prior written consent of the Subscriber;

               (v) the Subscriber shall have the right to designate one member to the Board of Directors of the Company, provided, however, the terms of this covenant shall terminate on the earlier of the following to occur (a) in the event that the Subscriber's ownership interest in the Company on a fully diluted basis is below five percent (5%) of the Common Stock of the Company, or (b) in the event that the Subscriber ceases to own a majority of the Preferred Stock (or Common Stock issuable upon conversion of the Preferred Stock) which the Subscriber is purchasing pursuant to this Subscription Agreement; and

               (vi) the Company shall not pay any cash dividends on its Common Stock.

6.   Representations, Warranties and Covenants of Company

     The Company represents and warrants to and covenants with the Subscriber as follows:

     6.1  Organization. Good Standing and Qualification. The Company is a
          ---------------------------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.

     6.2  Corporate Condition. None of the Company's filings made pursuant to
          -------------------
          the Exchange Act, including, but not limited to, those reports referenced in Section 6.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber in writing.

     6.3  Authorization. All corporate action on the part of the Company, its
          -------------
          officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Securities being sold hereunder and the Common Stock issuable upon conversion of the Securities have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

     6.4  Valid Issuance of Securities and Securities. The Securities, when
          -------------------------------------------
          issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Securities when issued in accordance with the terms of the Certificate of Designation or Warrant Agreement shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Securities or Common Stock issuable upon conversion of the Securities, will be issued in compliance with all applicable U.S federal and state securities laws.

     6.5  Current Public Information.  The Company represents and warrants to
          --------------------------
          the Subscriber that the Company has a class of securities registered under Section 12(g) of the Exchange Act and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Subscriber has obtained copies of the Company's Form 10-KSB Annual Report for the year ended December 31, 1995 and Form 10-QSB for the fiscal quarter ended September 30, 1996. The Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

     6.6  Selling Efforts in Regard to this Transaction. The Company represents
          ---------------------------------------------
          and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

     6.7  No Conflicts.  The execution and delivery of this Agreement and the
          ------------
          consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material payment or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     6.8  Issuance of Securities.  The Company will issue one or more
          ----------------------
          certificates representing the shares of Preferred Stock in the name of Subscriber in such denominations to be specified by the Company and execute the Warrant Agreement prior to closing. Upon conversion of the Securities in accordance with their terms, the Company will issue one or more certificates representing shares of Common Stock in the name of Subscriber and in such denominations to be specified by Subscriber prior to conversion. Subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the Converted Shares to be issued upon conversion of the Securities shall not bear any restrictive legends. The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Applicable Holding Period, have been given to the transfer agent and also warrants that the Converted Shares shall otherwise be freely transferable by Subscriber on the books and records of the Company subject to compliance with Federal and State securities laws, the receipt of a legal opinion from legal counsel to the Company and the terms of the applicable Securities. The Company will notify the transfer agent of the date of completion of the Offering. Nothing in this section shall affect in any way Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     6.9  No Action. The Company has not taken and will not take any action that
          ---------
          will affect in any way the running of the Applicable Holding Period or the ability of

          Subscriber to resell freely the Securities in accordance with applicable securities laws and the Agreement.

     6.10 Compliance with Laws. As of the date hereof, the conduct of the
          --------------------
          business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.

     6.11 Litigation. Except as disclosed in the Company's Annual Report on Form
          ----------
          10-KSB, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     6.12 Disclosures.  There is no fact known to the Company (other than
          -----------
          general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription Agreement and the issuance of the Securities hereunder.

     6.13 Commissions.  No person, firm or corporation is entitled to receive
          -----------
          any brokerage fee, commission or other similar payment from the Company in connection with the consummation of the transactions contemplated hereby and the Company shall not make any such payment to any person, firm or corporation.

     6.14 Capitalization.  The Company, as of the date of the Closing (including
          --------------
          the Securities issued pursuant to this Subscription Agreement and the Regulation D Securities Subscription Agreement, of even date herewith) will have outstanding the number of shares of Common Stock, preferred stock and warrants as set forth on Exhibit E.
                                             ---------

7.   Additional Covenants of Company

     7.1  Accountants. The Company shall maintain as its independent auditors an
          -----------
          accounting firm that is authorized to practice before the SEC.

     7.2  Corporate Existence and Taxes.  The Company shall maintain its
          -----------------------------
          corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes.

     7.3  Reserved Shares and Listings. For so long as any Securities held by
          ----------------------------
          the Subscriber remain outstanding:

          (a) the Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares to permit the conversion in full of the outstanding Securities; and

          (b) the Company will utilize its reasonable best efforts to maintain its listing on the NASDAQ SmallCap Market.

     7.4  Liquidated Damages for Late Conversion. As set forth in the
          --------------------------------------
          Certificate of Designation, the Company shall use all reasonable efforts to issue and deliver, within three (3) business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Subscriber or any party receiving Securities by transfer from the Subscriber (together with the Subscriber, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of shares upon conversion of the Securities in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three business days from the date of receipt by the Company of a Notice and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original certificate or Warrant Agreement representing the Securities to be converted, all in accordance with this Agreement, the Warrant Agreement, the Certificate of Designation and the requirements of the transfer agent):

          No. Business Days Late    Liquidated Damages
          ----------------------    ------------------
               1                          $500
               2                          $1,000
               3                          $1,500
               4                          $2,000
               5                          $2,500
               6                          $3,000
               7                          $3,500
               8                          $4,000
               9                          $4,500
               10                         $5,000
             > 10                         $5,000 + $1,000 for each
                                          Business Day Late beyond 10 days


          The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice. Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Certificate of Designation or the Warrant Agreement.

     7.5  Conversion Notice. The Company agrees that, in addition to any other
          -----------------
          remedies which may be available to the Subscriber, including, but not limited to, remedies available under Section 7.4 of this Agreement, in the event the Company fails for any reason to effect delivery to the Subscriber of certificates representing shares of Common Stock upon conversion of any Securities within three business days following receipt by the Company of a Notice in connection with such Securities, the Investor (as defined in the Notice) will be entitled to revoke the Notice by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice.

     7.6  Opinion of Counsel. Subscriber shall, upon purchase of the Securities,
          ------------------
          receive an opinion letter from Pryor, Cashman, Sherman & Flynn, counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Securities, and the issuance of the Common Stock upon conversion of the Securities have been duly approved by all required corporate action, and that all such Securities, upon due issuance, shall be validly issued and outstanding, fully paid and nonassessable;
          (iii) this Agreement, the Warrant Agreement and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and (iv) based upon the representations and warranties of the Company and each Subscriber in the Offering, the offer and sale of the Securities to the Subscriber is exempt from the registration requirements of the Act; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the transaction does not constitute a plan or scheme to evade the registration provisions of the Act.

     7.7  Consultation with Legal Counsel. The Company shall consult with its
          -------------------------------
          legal counsel regarding its Exchange Act filing requirements including, but not limited to, the possible obligation of the Company to file Form 8-K in connection with the Offering, and will timely make any and all such filings deemed necessary by such counsel.

     7.8  Registration Rights. The Company will grant the Subscriber the
          -------------------
          registration rights covering the Common Stock issuable on conversion of the Securities on substantially the terms of the Registration Rights Agreement attached hereto as Exhibit F on the date of the
                                              ---------
          Closing.

8.   Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a federal or state court sitting in the State of New York, U.S.A.

9.   Entire Agreement; Amendment

     This Agreement, the Certificate of Designation, Warrant Agreement, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.  Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.  Severability

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.  Titles and Subtitles

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.  Amount

     The undersigned Subscriber hereby subscribes for (i) 2,625 shares of Preferred Stock with a face value of Two Million, Six Hundred Twenty-Five Thousand Dollars ($2,625,000) (U.S.), and (ii) Warrants to purchase 262,500 and pays herewith funds in the amount of One Million, Seven Hundred Fifty Thousand Dollars ($1,750,000) (U.S.). The Applicable Holding Period in connection with the Preferred Stock shall begin on the date the Company receives payment of the Purchase Price and the Applicable Holding Period in connection with the Converted Shares to be issued in connection with conversion of the Preferred Sock or exercise of the Warrants shall be dependent upon the date of conversion or exercise and any payments due in connection therewith and the provisions of the Act, as contemplated by the Company and its outside securities counsel.

15.  Prior Agreement

     The Subscriber and Company have previously entered into that certain Letter Agreement, dated January 23, 1997 (the "Letter Agreement"). Pursuant to the Letter Agreement, the Subscriber wired $250,000 as an advance on the Purchase Price in contemplation of the Closing of the transactions described in this Agreement. Accordingly, the net amount due to the Company by the Subscriber pursuant to this Agreement is One Million, Five Hundred Thousand Dollars ($1,500,000 = $1,750,000 - $250,000) (the "Adjusted Purchase Price").


        [Signature page follows, remainder of page intentionally blank]

     The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.



                              SUBSCRIBER:

                              CLARK PARTNERS III, L.P.
                              By:  Ninth Floor Corp.
                                   its general partner


                              By:    /S/ KEVIN MOORE
                                  ---------------
                                  Name:  Kevin Moore
                                  Title:  Vice President


                              Address:  30 Wall Street, 9th Floor
                              New York, New York 10005

                              Date of execution by Subscriber:  January 27, 1997




     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY AND THIS AGREEMENT IS DATED AS OF THE 27/TH/ DAY OF JANUARY, 1997.


                              COMPANY:

                              GOLF-TECHNOLOGY HOLDING, INC.


                              By:   /S/ HAROLD E. HUTCHINS
                                 -------------------------
                                 Name:  Harold E. Hutchins
                                 Title: Vice President, Chief Financial Officer,
                                        Chief Operating Officer, and Secretary

                                                                       EXHIBIT A
                                                                       ---------


                   Certificate of Designation for Series C
                   Preferred Stock, dated January 23, 1997.

                                See Exhibit (4)

                                                                EXHIBIT B
                                                                ---------


Warrant for the purchase of Shares of Common Stock, issued on January 27, 1997, by the Registrant to Clark, in connection with 262,500 Shares of Common Stock.

                               See Exhibit (99c)

                                                                       EXHIBIT C
                                                                      ----------

                      DEFINITION OF "ACCREDITED INVESTOR"

Pursuant to Rule 501(a) of Regulation D, the term "Accredited Investor" is defined as follows:

1. Any bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the self-directed plan, with investment decisions made solely by persons that are accredited investors.

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

3. Any organization described in section 501 (c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section (b)(2)(ii) of Rule 506.

8.   Any entity in which all of the equity owners are accredited investors.

                                                                       EXHIBIT D
                                                                       ---------
                        NOTICE OF CONVERSION OR EXERCISE
  (To be executed by the registered holder in order to convert the share(s) of
                 Series C Preferred Stock or exercise Warrants)

     In accordance with that certain Regulation D Securities Subscription Agreement (the "Subscription Agreement"), by and between Clark Partners III, L.P. and Golf-Technology Holding, Inc. (the "Company"), dated as of January 27, 1997, the undersigned hereby irrevocably elects to convert any of the Securities represented by the attached certificate or agreement into shares of common stock ("Common Stock") of the Company according to the conditions of the Certificate of Designation of Series C Preferred Stock or Warrant Agreement, as applicable, as of the date written below. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Subscription Agreement. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

     The undersigned represents that it: (i) is familiar with and understands the terms, conditions and requirements contained in Regulation D and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (iii) has no prior understanding with respect to the sale of the Common Stock to any third party; (iv) purchased the Securities with investment intent, is purchasing the Common Stock with investment intent; and (v) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

The undersigned acknowledges and agrees that:
     (I) in connection with the conversion of Preferred Stock into shares of Common Stock :

        (a) no shares of Common Stock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice are received by the Company's attorney or transfer agent,
        (b) the original Preferred Stock Certificate(s) to be converted and the Notice must be received by the Company's attorney or transfer agent by the third business day following the date of conversion indicated below, or such Notice shall become null and void at the sole discretion of the Company; and
        (c) the certificates representing the Common Stock issuable upon conversion of the Preferred Stock shall bear the legend set forth in the second paragraph of the legend set forth in Section 4.1 of the Subscription Agreement, and
     (II)   in connection with the conversion of Warrants into shares of Common
            Stock:
        (a) no shares of Common Stock will be issued until the Warrant holder surrenders the original Warrant Agreement (with the subscription form at the end thereof duly executed);
        (b) the original Warrant Agreement (with the subscription form at the end thereof duly executed) and the Notice must be received by the Company's attorney or transfer agent by the third business day following the date of conversion indicated below, or such Notice and subscription form shall become null and void at the sole discretion of the Company, and
        (c) the certificates representing the Common Stock issuable upon exercise of the Warrants shall bear the legend set forth in the second paragraph of the legend set forth in Section 4.1 of the Subscription Agreement.



Conversion Formula:      Date of Conversion:
                                             --------------------------

                         Applicable Conversion Price:
                                                     ------------------
                         Subscriber's Name:
                                           ----------------------------
                         Signature:
                                    -----------------------------------
                                    Name:
                                    Title:

                         Address:
                                 --------------------------------------

                         ----------------------------------------------

                                                                       EXHIBIT E
                                                                       ---------

                   OUTSTANDING COMMON STOCK, PREFERRED STOCK
                                  AND WARRANTS

                         GOLF-TECHNOLOGY HOLDING, INC.
                             AS OF JANUARY 27, 1997
                  (excluding the Securities issued pursuant to
                  this Subscription Agreement and the
                  Regulation S Securities Subscription
                  Agreement, of even date herewith)


                  Shares of Common Stock:    4,049,408

                  Shares of Preferred Stock: Series A - 389,600
                                             Series B -   9,231
                                                        -------
                                                        398,831


                  Options to purchase the
                  following number of
                  shares of Common
                  Stock:                     441,500

                  Warrants to purchase
                  the following number of
                  shares of Common
                  Stock:                     637,334

                                                                       EXHIBIT F
                                                                       ---------

Registration Rights Agreement, dated as of January 27, 1997, among the Registrant, Clark and RBB.

                               See Exhibit (99f)